Exhibit 13.1

REAL ESTA TE INVE STMENT FUND Grow Your Money With Commercial Re al Estate Buy Commercial Real Estate We aim to buy stabilized, cash - flowing, grade A investment properties that provide low volatility and predictable annual cash - . OUR STRATEGY The Reinvestment Growth Strategy Predictable Cashflow Streams Inflationary Hedge for Investors Directly Owned by Fund Investors INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settin gs. Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here and our team is standing Ey to help you achieve your investment & researching goals. < What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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Reinvest the Cash - Flow We reinvest the free cash flow into purchasing additional cash - flowing commercial real estate assets with the aim to: Create a Reliable Compounding Effect Diversify Risk Across a Portfolio of Properties Deliver Growth in Good Markets and Bad Long Term Hold REICG's strategy is to acquire low risk investment properties the goal of delivering dependable returns over long periods of time.. Compounding Increases Value over Time Tax Efficient Structure Adds to the Growth We Are the Tortoise Not the Hare BENEFITS PROVIDED Tax Efficient STRATEGY Liquidity STRATEGY Real Estate Backed STRUCTURE Di ST ڮ ڮ

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THE NUMBERS YEARS OF REAL ESTATE EXPERIENCE ANNUAL MANAGEMENT FEES Long term value creation backed by disciplined real estate investments At REICG we understand the long - term ownership benefits of a hard asset like commercial real estate. We supercharge those benefits by leveraging the laws of compound interest with an aim to deliver a wealth generating investment . Reliable Compound Growth Current Real Estate Opportunity Asset Backed Investing SEC FILING Reg A+ exemption for access and transparency At REICG, are navigating the demanding journey to secure SEC exemption under Regulation A+, unlocking an extraordinary opportunity for non - accredited investors. For far too long, the most lucrative investments and strategies have remained out of reach for many. With our Reg A+ exemption, we're tearing down these barriers, offering you a gateway to exclusive investment opportunities previously reserved for the elite. ✓ Regulatory Filing ✓ Audited Financials & Annual Reports ✓ Exclusive Investment Strategy ✓ Global Access Our mission is to allow you to gain access to an optimized growth investment, backed by the stability of US Commercial Real Estate. Welcome to a world where exclusive investing is no

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longer exclusive, courtesy of REICG's dedication to democratizing wealth - building opportunities. LATEST BLOG Latest news coming Why the Wealthy Bet Big on Commercial Real Estate? READ MORE CEO'S INSIGHTS, REICG POSTS 03 OCT, 2024 Real Estate Syndication Vs REIT: What’s the Difference? READ MORE REICG POSTS 14 MAY, 2024 How to Raise Capital for Real Estate: A Comprehensive Guide READ MORE REICG POSTS 11 APR, 2024 JOIN OUR NEWSLETTER

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Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us + € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management ( REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not reflect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. No money or other consideration is being solicited, and if sent in response, will not be accepted . No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC . Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification . An indication of interest involves no obligation or commitment of any kind . An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here . When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement. Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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' 5 Asset Manager Real Estate portfolio management, rebalancing, asset exchange, and diversification management Opportunity Analysts Long term industry analysis to identify long term value opportunities Investment Committee Executing our investment strategy with † 5 Ô years of Real Estate experience Fund Manager Consistent and reliable value analysis, regulatory reporting, and strategic oversight WHO WE ARE We are our target customer same way we w You've worked hard for your money straightforward and effective way. REI hard as you do, aiming for a future w Family Owned We are a multi - generation creating lasting value for ge nd we believe there's a better way. That's an invest your money in real estate, the ant to invest ours. ; now, let us put it to work for you in a CG is all about making your money work as here financial freedom is not just a dream. al family owned company that is committed to nerations to come. Independent principle: to sidestep the intense pressure and strings attached to institutional capital. By steering clear of corporate funds, we've effectively eliminated Wall Street's slice of your investment returns, ensuring that your profits stay where they belong - with you. f4, A About Us REI Capital Growth - Real Estate Investing Fund > About Us INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. At REICG, we're passionate about unlocking the power of US Commercial Real Estate for everyone, not just the wealthy. W ( e've seen firsthand how hard it is = for most people to get ahead financially, a why we created a place where you c New messages Add free live chat to your site REICG was founded on a bold Type here and press enter.. @ s

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GROWTH TIMELINE

Celebrating excellence in extraordinary achievements

← →

2023	2024	2025	2026
Regulatory Hurdles Cleared Specialty law firm engaged to clear the final regulatory hurdles and prepare our fund for launch in 2024.	**The Launch** REICG will be publicly available starting approx. August 1st, 2024	**Compounding Begins** Portfolio cash-flow purchases first property.	**Max Out Annual Capital Raise** Every 12 months we can raise $75 million directly from individual investors. In 2026 we will hit that limit.

0mil REAL ESTATE VALUE EXECUTED BY THIS TEAM

0+ YEARS OF REAL ESTATE EXPERIENCE

0.5% BELOW MARKET MANAGEMENT FEES

MEET OUR TEAM

An experienced and unwavering team driven to share the wealth generating power of CRE.

• CEO & CO-FOUNDER



Alan Blair

• CFO & CO-FOUNDER



Gregg Saunders

• COO & CO-FOUNDER



Matthew Blair

Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô1 (4 †5) 26 ‡ - 00 †1 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management ( REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not reflect actual future performance. All securities involve risk and may result in partial or total loss. Full isclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. No money or other consideration is being solicited, and if sent in response, will not be accepted . No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC . Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification . An indication of interest involves no obligation or commitment of any kind . An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here . When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement. Terms Of Use Privacy Policy isclaimer Legal Sitemap

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Our Address 970 Summer St Stamford, CT, 06905 Contact Us +1 (475) 268 - 0071 support@reicapitalgrowth.com Our Social  • @ © Need Income For an Alternat must see > REI Capital I EN Copyright © 2024 REI Capital Management, All Rights Reserved. Site, you accept our Terms of Service and Privac Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) Terms Of Use ? ive Fixed Income Investment you ncome Privacy Policy Disclaimer Legal Sitemap Team Members REI Capital Growth - Real Estate Investing Fund > Team Members INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject New messages Welcome to REI Capital Growth! Need assistance? Simply reply here and our team is standing Ey to help you achieve your investment & researching goals. Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth < Add free live chat to your site REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Type here and press enter.. y

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This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements relect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to relect events or circumstances after such date or to relect the occurrence of unanticipated events. No money or other consideration is being solicited, and if sent in response, will not be accepted . No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC . Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification . An indication of interest involves no obligation or commitment of any kind . An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here . When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement.

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5 Pool Investors We plan to aggregate small balance investors to invest as one. Start with $500 today Buy Assets We plan to acquire Stabilized, Cash - lowing, Grade A Commercial Real Estate ) Reinvest We plan to use the cashlow to acquire more assets, creating the compounding effect Custom Timeline We plan to create periodic redemption periods, where investors can liquidate their shares BY THE NUMBERS CRE PRICE GROWTH SINCE 2005 - PER DATA FROM ST LOUIS FED AVERAGE CRE DELINQUENCY RATE SINCE 1991 - PER DATA FROM ST LOUIS FED TOTAL AMOUNT OF US CRE DEBT IN 2024 - PER DATA FROM THE ST LOUIS FED Why Commercial Real Estate "CRE"? We ha estate REI Ca strateg invest Our m poten desig and lo ve witnessed many of the richest 1% use real to protect and grow their generational wealth. pital Growth democratizes their investment y, with the aim to help protect and grow your ments. ission is to help our investors unlock the tial of long - term growth with our product, ned for investors craving asset - backed stability w volatility. financial freedom. How It Works REI Capital Growth - Real Estate Investing Fund > How It Works INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieYe your inYestment researching goals. Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth < Experience the power of compounding with a goal to achieve increasing ret A u d r d n fr s ee ov liv e e r c y ha o t u to r y jo ou u r r s n ite e y to Type here and press enter..

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Compounding Growth The Power of Compounding Tax Efficient Growth OUR STRATEGY Acquire Commercial Real Estate We plan to buy stabilized, cash - lowing, grade A investment properties that predictable annual cash - low. Predictable Cashlow Streams Inlationary Hedge for Investors Directly Owned by Fund Investors Reinvest the Free Cash - Flow We plan to reinvest the free cash low into purchasing additional cash - lowing commercial real estate assets. Should Create the Compounding Effect Portfolio of Assets Should Diversify Risk We Hope to Grow in Good Markets and Bad

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Long Term Hold REICG acquires stabilized investment properties that should deliver dependable returns over long periods of time. Compounding May Become Exponential Tax Deferral Structure Adds to the Growth We Are the Tortoise Not the Hare CUSTOM TIMELINES Your investment journey is unique, and unlike typical private real estate investments that dictate when your position is liquidated, REICG aims to empower you to liquidate on your terms. Invest for as long as you wish, request to cash out at our periodic redemption periods - take control of your financial future with lexibility at its core. Our fund aims to thrive with time, with a goal to help turn long - term commitment into significant wealth through the power of compounding. REI Capital Growth plans to deliver solid, risk - adjusted returns, revealing its true worth as your investment matures. The longer you stay, the greater your gains should be. LATEST BLOG

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More stories from the blog. VIEW ALL CEO'S INSIGHTS , REICG POSTS 03 OCT, 2024 Why the Wealthy Bet Big on Commercial Real Estate? REICG POSTS 14 MAY, 2024 Real Estate Syndication Vs REIT: What’s the Difference? Our Partner Companies Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô1 (4 †5) 26 ‡ - 00 †1 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growthºs offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. Terms Of Use Privacy Policy Disclaimer egal Sitemap

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INVESTMENT THESIS We plan to invest in grade A neighborhood retail centers Plenty of inventory e backbone town, village, Local community retail centers are th of the US economy . They are in every or suburb across the country . Where We Invest REI Capital Growth - Real Estate Investing Fund > Where We Invest INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settin gs. Accept Reject New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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Less Buyers in "The Gap" We plan to target properties valued between $5 and $50 million. In our experience, these properties have less potential buyers. Stable Assets REICG plans to acquire class A, stabilized, fully leased assets. These type of assets have historically provided predictable annual cashflows. OFFERING BENEFITS ڮ ڮ

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Tax Efficient STRATEGY Liquidity STRATEGY Real Estate Backed STRUCTURE Di ST WHY REAL ESTATE The path to financial freedom starts here Andrew Carnegie is quoted as saying "90% of all millionaires become so through owning real estate". However, the wealth generating power of long - term real estate ownership is withheld from the majority of the people. It is REICG's mission to change that. OUR TEAM Alan Blair © CEO & CO - FOUNDER Gregg Saunders © CFO & CO - FOUNDER Matthew Blair © COO & CO - FOUNDER ڮ ڮ Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € ¯ ƒ†5 Σ 6‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN

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REI Capital Growth

HOME ABOUT US BENEFITS RESOURCES CONTACT US INVESTOR LOGIN



FAQ

REI Capital Growth – Real Estate Investing Fund > FAQ

FREQUENTLY ASKED QUESTION

Happy to Answer All Your Questions

01. How does REICG generate growth?

REI Capital Growth plans to pool small balance investor funds and invest in Grade A Commercial Retail Real Estate. We plan to buy stabilized cash-flowing properties and reinvest the profit into acquiring more properties. Assuming positive cash and the value of the properties remaining the same or increasing, the value of your investment should grow with each month of property cashflow and should compound with each new acquisition.

02. How do I get my money back?

03. Do you offer distributions?

04. Is REI Capital Growth a REIT?

05. How am I taxed with REICG?

You should always consult with your tax advisor regarding your specific tax situation. However, we have designed REICG to be taxed at the corporate level, so that investors should only be taxed when they sell their shares. Assuming you hold your shares long enough any gains over the purchase amount should be taxed at the long-term capital gain tax rate. Long-term capital gains tax rates are typically lower than your regular income tax bracket and allow your investment to grow on a tax deferred basis until you liquidate.

06. Is REICG a blind pool?

07. How long will REICG hold properties?

08. Are shares publicly traded?

New messages

Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you

MORE QUESTIONS? Please let us know what we missed and we will be in touch asap Name * First Last Email * Your Mobile Phone 010 - 2000 - 0000 Message Submit Privacy - Terms Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full isclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements relect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to relect events or circumstances after such date or to relect the occurrence of unanticipated events. Terms Of Use Privacy Policy isclaimer Legal Sitemap We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth achieve your investment & researching goals. Add free live chat to your site Type here and press enter..

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Compounding Growth STRATEGY Tax Efficient STRATEGY Liquidity STRATEGY Real Estate Backed STRUCTURE Diversification STRATEGY e ACCESS , SEC Ex STRUCTURE mption Benefits REI Capital Growth - Real Estate Investing Fund > Benefits INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give y ou the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accep t Reject Is REI Capital SEC qualified How Can REI Grow My Wealth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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ACCESS , STRATEGY Global Access ACCESS , STRATEGY Accessible Investment Minimum Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full isclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements relect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to relect events or circumstances after such date or to relect the occurrence of unanticipated events. No money or other consideration is being solicited, and if sent in response, will not be accepted . No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC . Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification . An indication of interest involves no obligation or commitment of any kind . An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here. When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement. Terms Of Use Privacy Policy isclaimer egal Sitemap

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Compounding Growth with our reinvestment strategy, th to create a self - reinforcing cycle of wealth. Each potential property added to our portfolio will be acquired with the intention to generate more positive cash flow, which should then allow us to acquire even more properties. If Compounding Growth REI Capital Growth - Real Estate Investing Fund > Benefits > Strategy > Compounding Growth INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site Our Goal is to allow you to discover the transformative power of compounding Type here and press enter.. @ e very heartbeat of our growth plan. By focusing on acquiring positive cash - flowing commercial real estate, we strive

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we are successful this cycle shouldn't just grow; it should accelerate, leveraging the magic of compounding to increase our investment over time. While the journey of compounding begins gradually, its true strength lies in its ability to snowball. It's the patience and foresight to invest in a strategy where the real rewards unfold over the long haul, building a future where the impact is not just felt but seen. With us, the goal is that our investments shouldn't just grow - it should multiply, setting the stage for a legacy of prosperity. Unlike traditional private real estate investments, which often focus on enhancing and selling a single property within a fixed timeline, our planned strategy takes a broader view. The conventional approach can expose your investment to market volatility and other external factors beyond anyone's control, leading to a concentrated risk. Instead, we've crafted a strategy that doesn't rely on the sale of any one property to generate growth. Our approach is to reinvest the cash flow from our properties into acquiring more assets, which should create a cycle of continuous expansion. This method not only offers the potential of a more stable avenue for growth but should also distribute risk more evenly across a growing portfolio of assets. As our collection of properties increases, we should be able to mitigate risk more effectively, potentially providing a more secure and reliable investment option. Our nuanced strategy may diversify risk by spreading investor capital across a broad array of properties. We plan to diversify across these assets each with a varied tenant base, located in diverse geographical areas, and featuring staggered lease maturities. While it's true that no strategy can eliminate all risks, we believe that our approach should significantly minimize the chance of substantial loss by distributing exposure across multiple assets. Join us as we launch our strategy which we believe provides resilience, and a reliable path to investment growth. Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Tax Efficient REI Capital Growth - Real Estate Investing Fund > Benefits > Strategy > Tax Efficient INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US < New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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REICG has built this offering with tax efficiency in mind. REICG pays annual tax at the corporate level, it is not passed down to the investor level. Generally, all investor gains should not be realized, for tax purposes, until an investor decides to liquidate their position and all of those returns should be tax deferred and taxed at the capital gains rate. This means that any profits or gains from your real estate investments should not be taxed year over year but are instead deferred until you decide to sell or liquidate your position. When you do choose to sell, the taxes owed should be at the capital gains rate, which is typically lower than the ordinary income tax rate. This strategic delay in taxation should not only preserve more of your capital to continue compounding and growing over time but also potentially positions you in a more favorable tax bracket upon liquidation. The ability to reinvest the entirety of your returns back into your portfolio amplifies the power of compounding, further enhancing the growth potential of your investment. By strategically timing your exit, you should be able to maximize your investment's growth and minimize the tax impact, making tax - deferred real estate investment an attractive option for long - term wealth building. We are not offering tax advice. All investors should consult with their personal tax advisor to evaluate their unique tax situation. Tax specific questions are able to be answer in generalities but each investor should consult with their personal tax advisor to address their own unique situation. We have structured REICG to deliver long - term value appreciation and growth. Because we do not plan to offer distributions (like a dividend) all investor returns should qualify for Capital Gains treatment when you sell or redeem your shares. This means that all of the appreciation in share value that you have enjoyed should be taxed as a capital gain and not as ordinary income. Please note that not all international jurisdictions have a Capital Gains Tax. 01. How will My profits from REICG be taxed? I 02. What if REICG distribute dividends? H 03. How do non - US investors get taxed? H 04. Will REICG be subject to UDFI for Retirement Accounts? H Our Address Contact Us Our Social Need Income? We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settin gs. Accept Reject

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9 †0 Summer St Stamford, CT, 06905 Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com  • ¡ © For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management ( REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements relect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward - looking statements to relect events or circumstances after such date or to relect the occurrence of unanticipated events. No money or other consideration is being solicited, and if sent in response, will not be accepted . No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC . Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification . An indication of interest involves no obligation or commitment of any kind . An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here . When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement. Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Private Commercial real estate investments are traditionally known for their illiquid nature, and typically have 5 - 7 year holding periods. This is Liquidity REI Capital Growth - Real Estate Investing Fund > Benefits > Strategy > Liquidity INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject < New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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because real estate is a physical asset that can not be quickly sold without the possibility for a loss in value. At REICG, we have designed a unique liquidity strategy that addresses this challenge head - on, for individual investors. It is our operating plan to reserve 10% of the free cash - flow from our future portfolio of assets, to create periodic liquidity events for our universe of individual investors. This liquidity program is made possible by our plan to only acquire stabilized, cash - flowing, Commercial Real Estate assets, with indefinite holding periods. Furthermore, our liquidity program draws it strength from our plan to attract a broad base of small individual investors, which should diversify the investment timelines and needs among the group. This diversity increases the likelihood that redemption requests can be efficiently managed, as not all investors will seek to exit at the same time, maintaining the fund's growth trajectory and compounding effect. In our opinion, this structure provides a thoughtful solution to the traditionally illiquid nature of real estate investments, potentially giving our investors both the growth potential of real estate and the flexibility they desire. The liquidity program draws it strength from the law of large numbers. All shares purchased are able to participate in the redemption program when REICG opens the fund for redemptions. REICG is unable to offer redemptions concurrently with an open offering under SEC exemption Reg A + so REICG will periodically close our offerings and open a redemption period. Investors can then submit a redemption request, on our mobile app or in our investor portal. It is our intention to fill those redemption requests with 10% of the cashflow reserved from properties owned in our investment portfolio at that time. We plan to buy back your shares at the then current Net Asset Value (NAV) per share. It is our intention to continue to create new offerings and raise new capital from new and existing investors, so redemptions will only be available between open offerings. We intend to be as transparent as possible and give investors as much notice as possible so they may plan their capital needs effectively. 01. How does the liquidity program work? I 02. What if there are too many redemption requests at any given liquidity event? H 03. How is the Net Asset Value calculated? H 04. Are shares in REICG publicly traded? H Our Address 970 Summer St Stamford, CT, 06905 Contact Us +1 ( ƒ75) 6‡ - 0071 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Security of an Asset Backed Investment fits, chief among them being the tangible ntiment, real estate is a physical asset that ld not only offer a hedge against inflation but Investing in a product backed by hard assets like commercial real estate offers a wealth of bene security it provides . Unlike stocks or bonds, which are subject to the volatile whims of market se should retain some intrinsic value through economic ups and downs . This tangible backing shou also provide potential for capital appreciation over time as property values increase . probability of a consistent return on investment. This blend of stability, growth potential, and income generation should make asset - backed Real Estate Backed REI Capital Growth - Real Estate Investing Fund > Benefits > Structure > Real Estate Backed INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Moreover, real estate typically generates predictable, inflation adjusted, cash flow through rental income, offering investors the increased New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site investment products particularly attractive for those seeking to diversify their portfolio and mitigat T e yp r e is h k e . re and press enter..

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Our structure should provide all of the benefits of direct real estate ownership with less of the headaches. REICG is a fund that directly owns a holding company that will hold all of the assets acquired by the fund in the future. In a worst case scenario: liquidation of the fund's assets, there is no corporate middleman between investors and the proceeds of the sale of all of the assets in the fund. 01. Who owns the assets for REICG? I 02. What does the management team own? H 03. When new investors join the fund does that decrease my return? H 04. Can I sell REICG a property I own? H 05. What type of properties will REICG acquire? H Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not reflect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Portfolio Diversification Our simple investment strategy should diversify risk by spreading investment As we acquire properties we plan to focus on properties with a varied tenant areas, with unconcentrated labor markets, and featuring staggered lease mat can eliminate all risks, we believe that our approach should significantly mini s across a broad array of properties . base, located in diverse geographical urities . While it's true that no strategy mize the chance of a total loss by launch our strategy that we designed with resilience in mind. Diversification REI Capital Growth - Real Estate Investing Fund > Benefits > Strategy > Diversification INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < distributing exposure across multiple assets. This methodical spread should not only fort A if d y d fr y ee o li u ve r c i h n a v t t e o y s o t u m r sit e e nt against isolated market fluctuations but we believe also pave the way for investment growth. Join us in as we Type here and press enter..

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Diversification is a common investment practice that minimizes some risks but cannot eliminate risk from investing. Consult with your investment professional before committing to an investment strategy. Investors will own an equity share of the fund (REICG) and the fund will own all of the assets. Participation in the equity ownership of the fund will represent a proportional ownership in all of the assets that the fund owns. No individual investment by an individual investor will be tied to any specific property or asset. As the portfolio grows, the number of assets that an individual's investment is spread across should also grow. 01. How do investors own multiple assets? I 02. What are the primary ways REICG diversifies? H 03. Is there risk associated with this investment? H 04. Do I get to pick the properties I invest in? H Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € (4 †5) 26 ‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not reflect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Why file with the SEC? g An investment in a real estate fund that has filed their offering statement with the SEC under Re advantages to unaccredited investors, primarily giving them access to a private investment opp are registered only accredited investors would have access to this type of opportunity to invest capital raises - up to $ 75 million within a 12 - month period - increasing the potential scale and im the opportunity for both accredited and non - accredited investors to participate, broadening th ulation A+ Tier 2 exemption offers some ortunity. Typically, unless shares of a company in a private company. Tier 2 allows for a larger pact of the investment fund. It also opens up e potential investor base. attractive option for investors looking to diversify their portfolios with real estate. We note that when the SEC has qualified that offering statement, it only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness SEC Exemption REI Capital Growth - Real Estate Investing Fund > Benefits > Access > SEC Exemption INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site This democratization of investment opportunities means that more people can partake in the investment potential of commercial real estate, previously the domain of institutional investors or the very wealthy. Reg A+ Tier 2 exemption allows 7 u yp s e t h o er b e r a o n a d d p e re n ss a e c n c te e r s .. s making it a highly

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of the information in the offering statement. At REICG, we are currently navigating the demanding journey to secure the SEC qualification of our offering statement to unlock this opportunity for non - accredited investors. For far too long, the most lucrative investments and strategies have remained out of reach for many. With our Reg A+ exemption, we aim to tear down these barriers, offering you a gateway to this type of investment opportunities previously reserved for the elite. Welcome to a world where exclusive investing is no longer exclusive, courtesy of REICG's dedication to democratizing commercial real estate for all. Link to all of our SEC Filings: https://www.sec.gov/edgar/browse/?CIK=0001905895 Filing an SEC exemption is only a single piece of the transparency puzzle Having a qualified offering statement under Regulation A, allows REICG to accept non - accredited investors into the fund, which should greatly increase access to our investment platform globally. The more investors we can bring into our fund should increase the likelihood that our growth strategy will work, that better deals we will be presented to our firm, and that more cashflow will be available for liquidity. An SEC exemption under Reg A+ should open our investment up to an entirely untapped pool of potential real estate investors. 01. How will an SEC exemption help my investment? I 02. What does having the SEC qualify our offering statement mean? H 03. Why doesn't REICG just go public and list shares on an exchange? H 04. What documentation is REICG required to file on an ongoing basis? H 05. Can non - US investors participate under Reg A+? H Our Address 970 Summer St Stamford, CT, 06905 Contact Us +1 ¯ ƒ75 Σ 268 - 0071 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Global Access to US Commercial Real Est We believe that the allure of investing in US real estate lies in its remarkable blend of stability, gro ate wth potential, and diversity making it a tors a high degree of protection and market is characterized by its resilience and pital. Furthermore, the US dollar's status as the yer of security against currency fluctuation magnet for global investors . The US market, renowned for its robust legal framework, offers inves transparency not always found elsewhere . With the world's largest economy as its backdrop, the ability to rebound from economic downturns, providing what some believe is a safe haven for ca global reserve currency enhances the attractiveness of U . S . real estate investments, offering a la risks . and preserve wealth over the long term. Global Access REI Capital Growth - Real Estate Investing Fund > Benefits > Access > Global Access INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site This investment landscape is enriched by the vast geographical and economic diversity across the T U yp n e it h e e d re S a t n a d te pr s e , ss p e re nt s e e r.. nting a wide array o @ f opportunities for strategic portfolio diversification without being confined to a single sector or region. The combination of these factors - security, potential for appreciation, and economic stability - should position US real estate as a compelling choice for investors aiming to build

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MORE QUESTIONS? Name * First Last Email * Your Mobile Phone 010 - 2000 - 0000 Message Submit Privacy - Terms Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € ¯ ƒ†5 Σ 6‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fived Income Investment you must see > REI Capital Income EN

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Our Services COMPOUNDING GROWTH TAX EFFICIENT LIQUIDITY REAL ESTATE BACKED DIVERSIFICATION SEC EXEMPTION GLOBAL ACCESS ACCESSIBLE INVESTMENT MINIMUM Get Started for as little as $500 p o otentially lucrative world of direct real nership put this investment category out of estate to those with significant capital. rs but also increase the potential for In our opinion, the beauty of a real estate fund lies in its ability to democratize access to the estate ownership for a vast number of small investors. Historically, the high cost of direct ow reach for most small balance investors, confining the opportunity to build wealth through real This collective investment model should not only spread risk among a broader base of invest growth by having the capital to target a wider variety of properties. nclusivity will hopefully foster a sense of community among our investors, as they collectively share in the results of their investments, making it not just a financial venture, but a collaborative journey towards achieving mutual financial goals. Accessible Investment Minimum REI Capital Growth - Real Estate Investing Fund > Benefits > Access > Accessible Investment Minimum INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site We believe this is an innovative way to tap into the real estate market's wealth - generating power, which could be an ideal strategy for those looking to start or expand their investment journey with manageable contributions. This i Type here and press enter..

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Initial investment amounts may change over time. Initial investment in REICG is $500 but any additional investment in REICG is only $10 per investment. These amounts are subject to change. 01. What are the minimum investment amounts for REICG? I 02. Does REICG accept auto - investing? H 03. Will the initial investment ever be less than $500? H Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô1 (4 †5) 26 ‡ - 00 †1 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. These offering materials may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward - looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward - looking statements. These statements relect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward - looking statements. Investors are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Subscribe to our Newsletter Name * First Last Email * Submit Privacy - Terms The Power of Compounding – By the numbers READ MORE CEO'S INSIGHTS 05 FEB, 2024 Why the Wealthy Bet Big on Commercial Real Estate? READ MORE 03 OCT, 2024 CEO'S INSIGHTS, REICG POSTS Real Estate Syndication Vs REIT: What’s the Difference? READ MORE REICG POSTS 14 MAY, 2024 How to Raise Capital for Real Estate: A Comprehensive Guide READ MORE REICG POSTS 11 APR, 2024 How to Get Into Commercial Real Estate Investing READ MORE REICG POSTS 10 APR, 2024 How to Become an Accredited Investor? READ MORE REICG POSTS 09 MAR, 2024 What Is the REIT Dividend Tax Rate? READ MORE REICG POSTS 16 FEB, 2024 CEO'S INSIGHTS (8) REICG IN THE NEWS (5) REICG NEWS (3) REICG POSTS (63) REICG STOCK (16) REICI BOND (10) Recent Post The Power of Compounding – By the numbers Search Search . Blog REI Capital Growth - Real Estate Investing Fund > Insights INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth FEBRUARY 5, 2024 New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. Cat ( egories Add free live chat to your site Type here an d W p r h e s y s t e h n e te r W .. ealthy Bet Big on @ Commercial Real Estate? OCTOBER 3, 2024

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> Real Estate Syndication Vs REIT: What’s the Difference? MAY 14, 2024 How to Raise Capital for Real Estate: A Comprehensive Guide APRIL 11, 2024 accredited investor alternative investments benefits of commercial real estate investment benefits of fixed income funds benefits of fixed income investments blockchain and commercial real estate Commercial Properties commercial real estate corporate bonds Crowdfunding difference between public and private real estate difference between Security Token Offering and digital security Offering difference between sto and dso digital securities offering digital security offering diversified investments financial growth Government Bonds how to invest in commercial real estate how to invest in fixed income Industrial Properties Investing Investment Insights Investment Opportunities Investment Strategies Investor Education Investors portfolio diversification private equity private market real estate private market real estate investing private real estate market private reit vs public reit Property Investment real estate real estate crowdfunding What Is Real Estate Crowdfunding and How Does It Work? READ MORE What Is a Good Cap Rate for an Investment Property? REICG POSTS 08 MAR, 2024 REICG POSTS 16 FEB, 2024 READ MORE 15 Types of Real Estate Investments for 2024 READ MORE REICG POSTS 23 JAN, 2024 Tag Cloud We ar e using cookies to give you the best experience on our w ebsite. You can find out more about which cookies we are using or s witch them off in settings . Accept Reject

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CONTACT US Happy to Answer all Your Questions Feel free to contact us at any time to have all of your questions answered Follow us :  • ¡ © We fully recognize that venturing into a new investment can be a daunting experience, filled with uncertainties and questions. It's a significant step, and we want to ensure you feel supported and confident every step of the way. That's why our team is dedicated to being here for you, ready to address any questions or concerns you might have about our product. Get in Touch with us! Name * First Last Email * Your Mobile Phone 010 - 2000 - 0000 Message Submit Privacy - Terms M L Call Our Location Email us 24/7 Phone: 970 Summer St. info@reicapitalgrowth.com Stamford, CT 06905 u + N s 24/7 001 (475) 268 - 0071 970 Summer St 970 Summer St, Stamford, CT 06905, Directions USA View larger map Contact Us REI Capital Growth - Real Estate Investing Fund > Contact Us INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth Add free live chat to your site Type here and press enter..

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Copyright © 2024 REI Capital Management, All Rights Reserved.

Terms Of Use | Privacy Policy | Disclaimer | Legal | Sitemap

REI Capital Management (REICM) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy.

REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker-dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG)

This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapitalgrowth.com/offering-circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not reflect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use.

These offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "aim," "estimate," "goal," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind.

An offering statement regarding this offering has been filed with the SEC. You may obtain a copy of the preliminary offering circular that is part of that offering statement Here. When the SEC has qualified that offering statement, which only means that the company may make sales of the securities described by the offering statement. It does not mean that the SEC has approved, passed upon the merits or passed upon the accuracy or completeness of the information in the offering statement.

REICG's most recent SEC filing CLICK HERE Opens the Offering Circular in a new window Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € ¯ ƒ†5 Σ 6‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income ? ve Fixed Income Investment you For an lternati must see > REI Capital Income (1 Offering Circular REI Capital Growth - Real Estate Investing Fund > Offering Circular INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US Is REI Capital SEC Tualified +ow Can REI Grow 0y Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Add free live chat to your site 7ype here and press enter..

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Register your interest to see if you qualify... Testing the Waters JOIN OUR WAITLIST Early Community Members who qualify may be offered various rewards! We are Currently in the 'Testing the Waters' phase of the SEC application Process. Be among the first to be notified when the SEC qualifies the offering and we can begin to accept investors. The REI Capital Reservation List Join our excOusive Community. - NO OBLIGATION Step 1 of 4 Name * First Middle Email * Email Co Next nfirm Email Privacy - Terms Our Address 9 †0 Summer St Stamford, CT, 06905 Contact Us Ô € ¯ ƒ†5 Σ 6‡ - 00 †€ support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an lternative Fived Income Investment you must see > REI Capital Income Register Your Interest REI Capital Growth - Real Estate Investing Fund > Register Your Interest INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settin gs. Accept Reject Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. < Last Add free live chat to your site Type here and press enter..

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This website is operated by REI Capital Management LLC. By using the services of REI Capital Growth LLC. you are agreeing to be bound by the following Terms of Use ("Terms"). These terms define the relationship between REI Capital Growth LLC. ("REICG", "the company", or "we" or "us") and you, the individual accessing the website reicapitalgrowth.com and/or downloading the mobile G.R.I.P. Application. You must read, agree with and accept all of these Terms prior to using the REICG website and/or the G.R.I.P. Application. REICG reserves the right to refuse, modify or terminate the services for any reason, without notice at any time without having to explain such reasons. Your use of our Site or the G.R.I.P. Application is at your sole risk. We may assign our rights and privileges under these Terms of Use (including your user registration), without your consent in connection with a merger, acquisition, corporate reorganization, or sale of all or substantially all of our assets, or to an af fi liate, or in connection with a change in control. Subject to the foregoing, these Terms of Use shall bind and inure to the bene fi t of the parties, their respective successors and permitted assigns. We may amend these Terms of Use at any time by posting the revised Terms of Use on the Site and Application . We may terminate these Terms of Use at any time by suspending or terminating access to the Site, Application and/or Services and/or notifying you . Your continued use of the Site, Application or Services after we have posted revised Terms of Use signi fi es your acceptance of such revised Terms of Use . By using the Website and the Services, you attest that you are at least 18 years old. You will not use our Site or the G.R.I.P. Application if you are unable to form legally binding contracts, are under the age of majority, or are temporarily or permanently suspended from using our services or the G.R.I.P. Application. Access to the services described on this website may be restricted by laws and regulations applicable to REICG and/or persons with residency in certain jurisdictions. Applicable legal requirements may prevent certain visitors from being solicited or offered certain services and/or engage in business with REICG. Please note that the services described on this website are intended to inform eligible customers and do not constitute an offer to transact with any person in any jurisdiction where such an offer would be considered unlawful. If you choose to access this website, you do so at your own initiative and risk and confirm your understanding that services described herein may only be offered to you if you're eligible. If you would like to find out more, please reach out to us. Because REICG operates only on the Internet, it is necessary for you to consent to transact business with us online and electronically . As part of doing business with us and our affiliates ("Our Affiliates"), therefore, we also need you to consent to our providing certain disclosures electronically, either via our Site, the G . R . I . P . Application or to the email address you gave to us . Service, and the servicing of any REICG stocks whether by us or Our Affiliates. An IRS Form 1099 refers to any Form 1099 or other Form, Schedule or information statement, including corrections of such docum provided pursuant to U . S . Internal Revenue Service rules and regulations and that may be provided electronically (each, an "IRS For to do business with us and Our Affiliates electronically is yours . This document informs you of your rights concerning Disclosures . Any Disclosures will be provided to you electronically through Reicapitalgrowth.com either on our Site, the G.R.I.P. Application or via verified email address you provided. Your consent to receive Disclosures and transact business electronically, and our agreement to do so, applies to any transactions t Disclosures relate, whether between you and REICG or between you and Our Affiliates . Your consent will remain in effect for so long if you are no longer a User, will continue until such a time as all Disclosures relevant to transactions that occurred while you were a U ents, required to be m 1099"). The decision electronic mail to the o which such as you are a User and, ser have been made. ware and software In order to access and retain Disclosures electronically, you must satisfy the following computer hardware and software requirements: access to the Terms of use REI Capital Growth - Real Estate Investing Fund > Terms of use INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC Tualified How Can REI Grow My Wealth What Is REI Capital Growth Welcome to REI Capital Growth 1eed assistance" Simply reply here, and our team is standing Ey to help you achieYe your inYestment researching goals. By agreeing to the Terms of Use, you agree to receive electronically all documents, communications, notices, contracts, and agreements ( (including any IRS Forms such as Form 1099) arising from or relating to your use of the Site and Service, including any REICG stocks you have purchased, your use of this Add free live chat to your site Before you decide to do business electronically with REICG or Our Affiliates, you should consider whether you have the required hard Type here and press enter.. capabilities described below.

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Internet; an email account and related software capable of receiving email through the Internet, printing, and saving such information; a web browser which is SSL-compliant and supports secure sessions; and hardware capable of running this software.

TCPA Consent

I expressly consent to receiving calls and messages, including autodialed and pre-recorded message calls, and SMS messages (including text messages) from us, our affiliates, agents and others calling at their request or on their behalf, at any telephone numbers that you have provided or may provide in the future (including any cellular telephone numbers). Your cellular or mobile telephone provider will charge you according to the type of plan you carry.

Additional Mobile Technology Requirements

If you are accessing our site and the Disclosures electronically via a mobile device (such as a smart phone, tablet, etc.), in addition to the above requirements you must make sure that you have software on your mobile device that allows you to print and save the Disclosures presented to you during the application process. If you do not have these capabilities on your mobile device, please access our site through a device that provides these capabilities.

Withdrawing Consent

You may not withdraw such consent so long as you have outstanding investments made through the Site. If you have no outstanding investments made through the site and wish to withdraw consent to doing business electronically, we will terminate your registered user account with us.

You can contact us via email at support@reicapitalgrowth.com. You may also reach us in writing to us at the following address:

REI Capital Management LLC.
970 Summer Street
Stamford, CT 06905

If you are an individual User, you will keep us informed of any change in your email or home mailing address so that you can continue to receive all Disclosures in a timely fashion. If your registered email address changes, you must notify us of the change by sending an email to support@reicapitalgrowth.com. You also agree to update your registered residence address and telephone number on the Site if they change. If you are a business or entity User or are acting on behalf of a business or entity, you will keep us informed of any change to your email address, telephone number and primary business address.

You will print a copy of this Agreement for your records and you agree and acknowledge that you can access, receive and retain all Disclosures electronically sent via email or posted on the Site.

Securities Matters

Notwithstanding anything to the contrary in this Agreement, in no event shall anything in this Agreement be deemed to be a waiver, and we will not assert there has been a waiver, that would not be permissible under Section 14 of the Securities Act of 1933, Section 29(a) of the Securities Exchange Act of 1934, or any other applicable provision of federal and state securities laws.

No Investment Advice or Solicitation

REICG is not an investment firm and does not provide investment advice. Any information contained on the Website or the Services is for information purposes only, and does not constitute investment, financial, legal, tax or other advice. You agree that all decisions you make on investment matters are your full responsibility, and you agree to consult with your own financial advisors prior to making any investment decisions. You agree to accept full responsibility for any investment you make. Company, its Website and Services are not a substitute for the advice or services of a financial advisor. You understand that purchase of investment securities through the Services involves risk of loss. To understand the risks associated with investing through the Services, please visit our Offering Circular filed with the Securities Exchange Commission.

WITHOUT LIMITING ANYTHING IN THESE TERMS, COMPANY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO ANY INVESTMENTS, SECURITIES OR THE PERFORMANCE THEREOF.

Except as otherwise expressly noted, no information or communication contained on the Website or the Services shall constitute an offer to buy or sell or a solicitation of an offer to buy or sell investments, securities or any other financial instruments. Company makes no representation or warranty, express or implied, regarding the advisability of investing in anything offered through the Website. The past performance of any investment is not a guide to future performance. Further, the information contained on the Website does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any state or jurisdiction in which such an offer or solicitation is not authorized or permitted, or to any person to whom it is unlawful to make such offer or solicitation.

Not a Deposit Account

You represent that you understand and acknowledge that REICG is not a bank or depository institution. Any investment securities available through the Site or Services are not depository bank accounts, and therefore are not insured by the Federal Deposit Insurance Corporation or by any other governmental agency.

Account Profile

When you complete the registration process, you create an account and become a registered user of the Website. Your account allows you to participate in the Services, subject to the Terms and the Company Privacy Policy. Company reserves the right to refuse to allow a user to register or use the Services for any reason, at Company's sole discretion.

Some features or services offered on or through the Site and Application may require you to open an account and set up a profile, providing personally-identifiable information, including but not limited to your name, your social security number, your address, your email address, and specific information about your financial situation (collectively, your "Client Information"). You are solely responsible for maintaining the confidentiality of your member name and password. You agree to notify us immediately of any unauthorized use of your member name, password, or account. The Company will not be responsible for any losses arising out of the unauthorized use of your account and you agree to indemnify and hold harmless the Company and its managing members, officers, equity holders, employees, partners, parents, subsidiaries, agents, affiliates, and licensors (collectively, "Affiliates"), as applicable, for any improper, unauthorized or illegal uses of your account and as otherwise set forth in these Terms of Use.

Account Restrictions

User Restrictions / Prohibited Uses

You agree not to use the Site to: violate or encourage the violation of any local, state, national, or international law or engage in malicious activities including sending any message that is unlawful, libelous, defamatory, abusive, sexually explicit, threatening, vulgar, profane, racially offensive, or otherwise objectionable, as determined by REICG in its sole discretion ; use any robot, spider, site search/retrieval application or other manual or automatic device or process to retrieve, index, "data mine" or in any way reproduce or circumvent the navigational structure or presentation of the Site, Application or Services ; infringe any patent, trademark, trade secret, copyright, right of publicity or other right of any party ; transmit any software or materials that contain any viruses, worms, Trojan horses, defects, or other items of a destructive nature or interfere with or disrupt or damage the Site or its security including but not limited to denial of service attacks, forged routing or email address information or similar methods or technology ; attempt to use another user's account, impersonate another person or entity, misrepresent your affiliation with a person or entity, including (without limitation) REICG or create or use a false identity ; harvest, collect or store personal data about other users of our Sites ; attempt to obtain unauthorized access to the Site or portions thereof that are restricted from general access ; modify, adapt, translate, sell, reverse engineer, obtain the code, decompile or disassemble any portion of the Site, Application or Services; use any meta tags or any other "hidden text" utilizing the REICG name, trademarks, or product names; access or use any portion of the Content if you are a direct or indirect competitor of the Company, or provide, disclose or transmit any portion of the Content to any direct or indirect competitor of the Company; engage in any activity that interferes with any third party's ability to use or enjoy the Site or which violates the rights of others; assist any third party in engaging in any activity prohibited by these Terms of Use. send, allow, enable, or support the transmission of mass unsolicited, unauthorized commercial advertising or solicitations via e - mail (spam); take any action that imposes an unreasonable or disproportionately large load on the infrastructure of the Site or Application; frame or mirror any portion of the Site, place pop - up windows over its pages, or otherwise affect the display of its pages If you believe any Website users violate these Terms, please contact us at support@Reicapitalgrowth.com . You agree that Company may for any reason, in its sole discretion and without notice, terminate, disable, or limit your access to, or use of, this Site and the Services for any reason, including without limitation, if we believe that you have violated or acted inconsistently with any portion of this Agreement. Grounds for such termination may include, but are not limited to (i) extended periods of inactivity, (ii) violation of these Terms, (iii) fraudulent, harassing or abusive behavior, (iv) behavior that is harmful to other users, third parties, or the business interests of Company or (v) infringement of third party intellectual property rights. You may terminate your account at any time by emailing support@Reicapitalgrowth.com. Any suspension, termination, or cancellation shall not affect your obligations to Company under these Terms (including but not limited to ownership, intellectual property, indemnification, and limitation of liability), which are intended to survive such suspension, termination, or cancellation. The Content, the Site and the Application are owned by REICG or its Sponsor REI Capital Management LLC, Af fi liates, and/or their licensors and suppliers. Except for the purpose of accessing the G.R.I.P. Application, no information or material from this Site, including but not limited to investment information, text, videos, photographs, graphics, user and visual interfaces, trademarks, logos, algorithms, features, functionalities and computer code, including but not limited to design, structure, "look and feel" and placement of the content available on the Site, may be reproduced, redistributed, republished, uploaded, posted, translated or transmitted in any manner whatsoever without the written consent by REICG. No information available from REICG may be harvested or otherwise collected without the written consent by REICG. Subject to the limited rights to use the Site, the G.R.I.P. Application and Services pursuant to these Terms of Use, we retain all right, title and interest in and to the Site, the Application and Services, including all related intellectual property contained therein. In order to use certain parts of the Website, you may be asked to supply certain personal information. All personal information that you provide must be accurate, complete, and kept current. In order to use the payment functionality of REICG, you must open an "Access API" account provided by various third - party Custodians, Banks, and licensed money - transfer companies that have partnered with REICG. Including but not limited to; Circle.com, Dwolla, Inc. and others, and you must accept their terms of service and the privacy policies of the institutions you select to send and receive payments. Any of your funds held in one or more of these financial entities may be held by that entities' financial institution partners as set out in their Terms of Service. You authorize REICG to share your identity and account data with these financial institutions for the purposes of opening and supporting your account, and you are responsible for the accuracy and completeness of that data. You understand that you will access and manage your third - party financial accounts through REICG, and third - party account notifications will be sent by REICG, not the financial institution. We will provide customer support for your third - party financial account activity, and can be reached at support@Reicapitalgrowth.com or directly via the G.R.I.P. Application. You agree to indemnify REICG for any losses we incur based on your failure to provide accurate, truthful, or complete information to any third - party financial institution, or to use the Website or the G.R.I.P. Application for any unauthorized or illegal purposes. Further, you agree to indemnify REICG for any Reversal Fee assessed against REICG due to insufficient funds in your bank account(s) or due to any reason within your control. Your use of any aspect of the site is at your own risk. Company makes no representations or warranties whatsoever in respect of the site or services, except as stated in the 'third - party service provider section of this terms of service. REICG, its related entities, its service and information providers, its licensors, and its or their respective officers, directors, employees or agents (collectively "REICG parties") shall have no liability, contingent or otherwise,

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for the accuracy, completeness, timeliness, presentation or availability of information or for any decision made or action taken, by you, whether directly or indirectly, in reliance upon the information on this site or through our service, or for interruption of any data, information, or any other aspect of this site. The past performance of an investment or investment strategy cannot guarantee its future performance, and the REICG parties shall have no liability for your or any other party's investment decisions, including the structure and diversification of your investment portfolio. Further, the REICG parties make no representations about the suitability of the information, software, products, or services contained on this site or through our service. The REICG parties cannot guarantee and shall have no liability for the timeliness, duplications, or delays in the execution of any orders and purchases you wish to make or have made. To the fullest extent permitted by law, the REICG parties expressly disclaim all warranties of any kind, whether express, implied or statutory, including, but not limited to, any implied warranties of merchantability, fitness for a particular purpose, title, and non - infringement, related to our sites and service. You understand and agree that your use of our sites and service is at your own risk. All information, sites, software, products, and services are provided "as is" and "as available" without warranty of any kind. For the avoidance of doubt, under no circumstances, will any of the REICG parties be liable to you or to any person or entity claiming through you for any loss, injury, liability or damages arising out of or in connection with your access to, use of, inability to use, or reliance on any of our sites and service or any content, product or service provided to you through or in connection with any of our sites and service. This is a comprehensive limitation of liability that applies to all losses and damages of any kind whatsoever, whether direct or indirect, general, special, incidental, consequential, exemplary or otherwise, including without limitation, loss of profits principal or revenue, business interruption, business reputation or goodwill, loss of programs or information or other intangible loss arising out of the use of or the inability to use the service, or information, or any permanent or temporary cessation of such service or access to information, or the deletion or corruption of any content or information, or the failure to store any content or information. This limitation of liability applies whether the alleged liability is based on contract, negligence, tort, strict liability or any other basis; even if any party has been advised of or should have known of the possibility of such damages; and without regard to the success or effectiveness of other remedies. If any part of this limitation of liability is found to be invalid, illegal or unenforceable for any reason, then the aggregate liability of the parties under such circumstances to you or any person or entity claiming through you for liabilities that otherwise would have been limited will not exceed one hundred U.S. dollars. Some jurisdictions do not allow the exclusion of certain warranties or the limitation or exclusion of liability for certain types of damages. Accordingly, some of the above disclaimers of warranties and limitations of liability may not apply to you. You represent and warrant to the Company that (a) all information, including, without limitation, Client Information, that you provide to us is accurate and truthful, (b) you have the authority to share Client Information with us and to grant us the right to use Client Information as provided in these Terms of Use and Privacy Policy, and (c) your acceptance and use of the Site and/or the G.R.I.P. Application pursuant to these Terms of Use does not violate any applicable law or other contract or obligation to which you are a party or are otherwise bound. Your reliance upon the information available on the Site or Application or located through utilization of the Services and your interactions with third users identi fi ed through the Services is SOLELY AT YOUR OWN RISK. Your interactions with other users or advertisers, including payment and delivery of goods or services, and any other terms, conditions, warranties or representations associated with such dealings, are solely between you and the other person or entity, and you agree that we will not be responsible for any loss or damage incurred as the result of any such dealings or with respect to any other person's or entity's use or disclosure of your personally identi fi able information. If there is a dispute between you and any third party not specifically mentioned in these Terms, we are under no obligation to become involved, and you agree that you will manage any such dispute or disagreement directly, and that you will not make any claims against us with respect to products or services purchased through your use of the Services. The Services may be subject to limitations, delays, and other difficulties inherent in the use of the Internet, mobile devices and electronic communications. We are not responsible for any delays, delivery failures or other damages resulting from such problems. We do not guarantee the Site, the G.R.I.P. Application or Services will be operable at all times. We reserve the right to do any of the following, at any time, without notice: (1) to modify, suspend or terminate operation of or access to the Site, the G.R.I.P. Application and Services, or any portion of the Site or Application; (2) to modify or change the Site, the G.R.I.P. Application or Services, or any portion of the Site, Application or Services, and any applicable policies or terms; and (3) to interrupt the operation of the Site, Application and/or provision of Services, or any portion of the Site, Application or Services, as necessary to perform routine or non - routine maintenance, error correction, or other changes. If you are dissatisfied with any portion of the Site or G.R.I.P. Application, or with any of these Terms of Use, your sole remedy is to discontinue using the site and Application. IN NO EVENT SHALL THE COMPANY BE LIABLE FOR ANY DIRECT, INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL, CONSEQUENTIAL DAMAGES OR ANY DAMAGES WHATSOEVER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE USE OR PERFORMANCE OF THE SITE, APPLICATION OR THEIR RESPECTIVE CONTENT, WITH THE DELAY OR INABILITY TO ACCESS OR USE THE SITE, THE APPLICATION OR RELATED SERVICES, THE PROVISION OF OR FAILURE TO PROVIDE SERVICES, OR FOR ANY CONTENT, SOFTWARE, PRODUCTS AND SERVICES MADE AVAILABLE OR OBTAINED THROUGH THE SITE, THE G.R.I.P. APPLICATION OR THEIR RESPECTIVE CONTENT, OR OTHERWISE ARISING OUT OF THE USE OR ACCESS OF THE SITE, USE OF THE APPLICATION OR USE OF THE SERVICES, WHETHER BASED ON CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. ANY SERVICES OR CONTENT MADE AVAILABLE OR OBTAINED THROUGH THE USE OF THE SITE OR THE APPLICATION, AND ALL OTHER USE OF THE SITE OR APPLICATION, IS DONE AT YOUR OWN DISCRETION AND RISK AND YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS THEREFROM. ¿ You agree to indemnify and hold the Company and its af fi liates, officers, directors, agents and employees harmless with respect to any suits, claims or demands, including reasonable attorneys' fees, made by you or any third party due to or arising out of your breach of these Terms of Use, including your fraudulent or malicious use of the Site, the Application and/or Services, or your misuse or abuse of the Site, Application and/or Services; or your violation of applicable laws, rules or regulations in connection with your use of the Site, Application or Services.

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Any claim, dispute or controversy of whatever nature arising out of or relating to these Terms of Use shall be resolved by final and binding arbitration. The arbitration shall be conducted in the State of Delaware, and judgment on the arbitration award may be entered into any court having jurisdiction. Arbitrator shall be authorized to award compensatory damages, but shall not be authorized to award non - economic damages such as for emotional distress, or pain and suffering or punitive or indirect, incidental or consequential damages. Except where prohibited, you agree that: (1) any and all disputes, claims and causes of action arising out of or connected with this Site or Application shall be resolved individually, without resort to any form of class action; (2) any and all claims, judgments and awards shall be limited to actual out - of - pocket costs incurred, but in no event attorneys' fees; and (3) under no circumstances will you be permitted to obtain awards for, and you hereby waive all rights to claim, indirect, punitive, incidental and consequential damages and any other damages, other than for actual out - of - pocket expenses, and any and all rights to have damages multiplied or otherwise increased. Each party shall bear its own attorneys' fees, cost and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the Arbitrator; however, the Arbitrator may award to the prevailing party reimbursement of its reasonable attorneys' fees and costs (including, for example, expert witness fees and travel expenses), and/or the fees and costs of the Arbitrator. By agreeing to this binding arbitration provision, you understand that you are waiving certain rights and protections which may otherwise be available if a claim or dispute were determined by litigation in court, including, without limitation, the right to seek or obtain certain types of damages precluded by this arbitration provision, the right to a jury trial, certain rights of appeal, the right bring a claim as a class member in any purported class or representative proceeding, and the right to invoke formal rules of procedure and evidence. You and Company agree that any arbitration shall be limited to the Claim between Company and you individually. YOU AND COMPANY AGREE THAT (a) THERE YOU WAIVE ANY RIGHT OR AUTHORITY FOR ANY DISPUTE TO BE ARBITRATED ON A CLASS - ACTION BASIS OR TO UTILIZE CLASS ACTION PROCEDURES; (b) YOU WAIVE RIGHT OR AUTHORITY FOR ANY DISPUTE TO BE BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY OR AS A PRIVATE ATTORNEY GENERAL; AND (c) NO ARBITRATION SHALL BE JOINED WITH ANY OTHER ARBITRATION. The interpretation of the rights and obligations of the parties under this Agreement, including, to the extent applicable, any negotiations, arbitrations or other proceedings hereunder, will be governed in all respects exclusively by the laws of the State of Delaware, U.S.A.. Each party agrees that it will only bring any action or proceeding arising from or relating to this Agreement in a federal court in the State of Delaware, U.S.A. or in state court in Delaware, U.S.A., and you irrevocably submit to the personal jurisdiction and venue of any such court in any such action or proceeding or in any action or proceeding brought in such courts by REICG. You agree that no joint venture, partnership, employment, or agency relationship exists between you and the Company as a result of these Terms of Use or accessing or using the Site, the Application or their respective contents. The Company's performance under these Terms of Use is subject to existing laws and legal process, and nothing contained in these Terms of Use is in derogation of the Company's right to comply with governmental, court and law enforcement requests or requirements relating to your access or use of the Site and/or Application or information provided to or gathered by the Company with respect to such use. If you have any questions about these Terms of Use, please feel free to contact us at: REI Capital Management LLC. 970 Summer Street Stamford, CT 06905 Our Address 970 Summer St Stamford, CT, 06905 Contact Us Ô1 (475) 268 - 0071 support@reicapitalgrowth.com Our Social  • ¡ © Need Income? For an Alternative Fixed Income Investment you must see > REI Capital Income EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the Site, you accept our Terms of Service and Privacy Policy. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not to make any investment, based on their own independent evaluation of the investment and their risk tolerance. Please note investors in this offering will be clients of the issuer: REI Capital Growth (REICG) This internet site and the accompanying materials have been prepared by REI Capital Growth (REICG) solely for general informational purposes and do not constitute an offer to sell, the solicitation of an offer to purchase, or a recommendation for any securities by REICG or any third party. A securities offering by REI Capital Growth is only being made pursuant to the offering circular that is part of REI Capital Growth's offering statement that can be accessed through this link: https://reicapita lg rowth.com/offering - circular/ . The content of this internet site is qualified in its entirety by such offering circular. Please remember that past performance is no guarantee of future results. Any historical returns, expected returns, or probability projections may not relect actual future performance. All securities involve risk and may result in partial or total loss. Full Disclosure, Privacy Policy , and Terms of Use. Terms Of Use Privacy Policy Disclaimer Legal Sitemap

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Disclaimer This confidential presentation (this "Presentation) is not intended as an offer to sell, or the solicitation of an offer to purchase any security. The information set forth in this Presentation is provided for informational and discussion purposes only and is qualified in its entirety by reference to the Offering Circulars of REI Capital Growth LLC and REI Capital Income LLC (the "Company"). The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering circular or other solicitation materials . These securities are offered pursuant to an exemption from registration with the Commission ; however, the Commission has not made an independent determination that the securities offered are exempt from registration . This Presentation is not intended to be relied upon as the basis for an investment decision, and is not, and should not be assumed to be, complete. The contents herein are not to be construed as legal, business, or tax advice, and each prospective investor should consult its own attorney, business advisor, and tax advisor as to legal, business and tax advice. In considering any performance information contained herein, prospective investors should bare in mind that past and projected performance is not necessarily indicative of future results, and there can be no assurance that the Company will achieve comparable results or that target returns, if any, will be met. This Presentation contains projections and other forward - looking statements that involve risks and uncertainties. Although we believe such projections and forward - looking statements are based on reasonable assumptions, there can be no assurance that these expectations will prove correct and the actual results the Company achieves may differ materially from such projections and forward - looking statements. These projections and forward - looking statements are based on current assumptions, and the Company assumes no obligation to update this information. These assumptions may be affected by a number of risk factors, many of which are beyond the Company's control, and, accordingly, there can be no assurance that any of these assumptions will be realized. This presentation and the information contained herein is confidential, proprietary and a trade secret of the Company. By acceptance hereof, you (and your employees, agents, and affiliates) agree not to release or reveal it (or any of the information contained herein) to any third party and, upon request from the Company, will return or destroy such information and all copies thereof. Any reproduction or re - transmission of this information, in whole or in part, without specific prior written consent of the Company is prohibited. Though no single definitive test of conformance to Level AA of the WCAG exists, we have implemented various methods to assess o limited to but including physical tests using screenreaders and keyboard only. If you find a part of the site that you feel does not c the WCAG, please contact us by email at admin@reicapitalgrowth.com, to let us know so that we can make adjustments. Our Address 970 Summer St Stamford, CT, 06905 Contact Us +1 (475) 268 - 0071 support@reicapitalgrowth.com Our Social  • ¡ © Need Income For an Alternat must see ur accessibility, not onform to Level AA of ? ive Fixed Income Investment you ncome > REI Capital I EN Copyright © 2024 REI Capital Management, All Rights Reserved. Terms Of Use Privacy Policy Disclaimer Legal Sitemap Disclaimer & Accessibilit y REI Capital Growth - Real Estate Investing Fund > Disclaimer & Accessibility INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject Is REI Capital SEC qualified How Can REI Grow 0y Wealth What Is REI Capital Growth New messages Welcome to REI Capital Growth! Need assistance? Simply reply here, and our team is standing by to help you achieve your investment & researching goals. Website Accessibility At REI Capital Growth LLC, we are committed to making our website easily accessible to all visitors. Our site strives to incorporate the recommendations of the Web Content Accessibility Guidelines (WCAG) as published by the Web Accessibility Initiative (WAI) of the World Wide Web Consortium (W3C). < Add free live chat to your site Type here and press enter..

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Company Structure The Company (REI Capital Growth) has used the beneficial advantages of forming as a Delaware Limited Liability Corporation (LLC), while electing to be taxed as a "C" corporation. An LLC allows for greater flexibility structuring the entity in defining ownership and shareholder rights and keeps costs at a minimum. In electing to be taxed as a C corporation, we are able to maximize the advantages of the new tax laws. This overall structure creates an attractive new type of Real Estate investment offering and differentiates us from all other Real Estate companies. Currently, most public real estate offerings are in the form of a Real Estate Investment Trust (REIT), in order to avoid double taxation. A REIT is required to distribute 90% of it's profits in the form of dividends which, for federal purposes, are generally taxed at the investor's personal income tax rate, which can be as high as 37%. New U.S. Tax Law Advantages By electing to be taxed as a C corporation, REICG's maximum federal tax exposure will be currently 21% at the corporate level. Additionally, the new depreciation rules, when utilizing cost segregation studies*, have been enhanced four - fold, which reduces corporate tax exposure even further. Overall, the Company will pay the lowest possible taxes allowing for more annual profits to be reinvested. More importantly, US investors will likely be taxed federally at the more favorable long - term capital gains tax rates when disposing of their interest. * A cost segregation study identifies and reclassifies personal property assets (meaning all the component parts of a property HVAC, parking lot, ect) to shorten the depreciation time for taxation purposes, which reduces current income tax obligations. Our Address 970 Summer St Stamford, CT, 06905 Contact Us +1 (475) 268 - 0071 support@reicapitalgrowth.com Our Social  • @ © Need Income For an Alternat must see ? ive Fixed Income Investment you ncome > REI Capital I EN Copyright © 2024 REI Capital Management, All Rights Reserved. REI Capital Management (REICM) is not an "Investment Company" under the "Act." Also, RIECM is not a registered broker - dealer. REI Capital Management (REICM) does not give you investment advice, endorsement, analysis or recommendations with respect to any securities. Nothing within this website shall be deemed to constitute financial or other professional advice to you in any way. All investors must make their own determination of whether or not Terms Of Use Privacy Policy Disclaimer Legal Sitemap Legal REI Capital Growth - Real Estate Investing Fund > Legal INVESTOR LOGIN HOME ABOUT US BENEFITS RESOURCES CONTACT US We are using cookies to give you the best experience on our website. You can find out more about which cookies we are using or switch them off in settings . Accept Reject New messages Welcome to REI Capital Growth! Need assistance? Simply reply here and our team is standing Ey to help you achieve your investment & researching goals. Is REI Capital SEC qualified How Can REI Grow My Wealth What Is REI Capital Growth < Add free live chat to your site REI Capital Management (REICM ) operates this website and is the fund manager and sponsor of REI Capital Growth (REICG) at https://reicapitalgrowth.com (the "Site"). By using the T S y it p e e , y h o er u e a a c n c d e p p re t s o s u e r n T t e er r . m . s of Service and Priv acy Policy.

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